UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 14, 2012
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1154 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On February 14, 2012, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the Company’s Board of Directors has declared a $.03 per share quarterly dividend payable on March 15, 2012 to shareholders of record as of the close of business on February 29, 2012.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1           Press release, dated February 14, 2012, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: February 14, 2012	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President